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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IndyMac Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Michael W. Perry, Vice Chairman of the Board of Directors and Chief Executive Officer of the Company, and Scott Keys, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Michael W. Perry                        /s/ Scott Keys
---------------------------------------     -------------------------------
Michael W. Perry                            Scott Keys
Vice Chairman of the Board of Directors     Executive Vice President and Chief
and Chief Executive Officer                 Financial Officer
August 13, 2002                             August 13, 2002